Exhibit 99.1
LETTER OF TRANSMITTAL
TO TENDER COMMON SHARES
OF
MASS FINANCIAL CORP.
TO
TERRA NOVA ROYALTY CORPORATION
PURSUANT TO THE PROSPECTUS DATED OCTOBER 7, 2010
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON
NOVEMBER 8, 2010, UNLESS THE OFFER IS EXTENDED. SHARES TENDERED PURSUANT
TO THIS OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE
OFFER UNLESS THE OFFER IS EXTENDED.
The Exchange Agent and Depositary for the Offer is:
BNY Mellon Shareowner Services

By Mail	By Hand or Courier:
BNY Mellon Shareowner Services	BNY Mellon Shareowner Services
Attention: Corporate Action	Attn: Corporate Action
P.O. Box 3301	27th Floor, 480 Washington Boulevard
South Hackensack, New Jersey 07606	Jersey City, New Jersey 07310
By Facsimile (For Eligible Institutions Only)
(201) 680-4626
To Confirm Facsimile Transmissions:
(For Eligible Institutions Only)
(201) 680-4860
     Delivery of this Letter of Transmittal to an address or transmission via a facsimile number other than as set forth above will not constitute a valid delivery to BNY Mellon Shareowner Services (the “Exchange Agent”). You must sign this Letter of Transmittal in the appropriate space provided below, with signature guarantee if required, and complete the Substitute Form W-9 set forth below.
     The instructions contained within this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

DESCRIPTION OF SHARES OF COMMON SHARES TENDERED
Names(s) and Address(es)	Share Certificate(s) and Shares(s) Tendered
of Registered Holder(s)	(Please attach additional signed list, if necessary)
(Please fill in, if blank)
Total Number of
Class A Common Shares
	Class A Common	Represented	Number of Class A
	Share Certificate	by Share	Common
	Number(s)(1)	Certificate(s)(1)	Shares Tendered(2)(3)

	Shares held via book — entry	N/A

Total Shares Tendered
(1) Need not be completed by shareholders who deliver shares by book-entry transfer (“Book-Entry Shareholders”).
(2) Unless otherwise indicated, all shares represented by share certificates delivered to the Exchange Agent will be deemed to have been tendered.
(3) Book-Entry Shareholders must enter the number of shares they are tendering in the Offer.
If your share certificates have been lost or mutilated. See Instruction 7.

The signature (or signatures, in the case of certificates owned by two or more holders) must appear exactly as the name(s) appears on the share certificate(s). If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or others acting in a representative or fiduciary capacity, set forth full title. See Instruction B(1).

Area Code and Telephone Number
MEDALLION SIGNATURE GUARANTEE
Required only if Special Payment Instructions or Special Delivery Instructions are provided.

The signature(s) must be guaranteed by an eligible financial institution or a member of a registered national securities exchange or the NASD pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

SPECIAL PAYMENT INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS
(If applicable – See Instructions B(1), B(3) and B(4))	(If applicable - See Instruction B(5))

To be completed ONLY if Terra Nova Royalty Corporation share certificates are to be issued and mailed to a recipient OTHER than the registered holder(s). Shares must be properly assigned and signatures guaranteed. For additional payment instructions, please attach additional sheet.

Issue and mail Terra Nova Royalty Corporation share certificates to (please print):
To be completed ONLY if Terra Nova Royalty Corporation share certificates are to be issued to the registered holder(s) but mailed to an address OTHER than the address of record as indicated above. For additional mailing instructions, please attach additional sheet.

Mail Terra Nova Royalty Corporation share certificates to (please print):

Name:	Name:
Address:	Address:
Taxpayer Identification or Social Security Number of Recipient ____________
NOTICE OF GUARANTEED DELIVERY
(If applicable – See Instruction B(2))
To be completed ONLY if you are not delivering your share certificate(s) with this Letter of Transmittal and will be completing the enclosed Notice of Guaranteed Delivery.
Issue and mail Terra Nova Royalty Corporation share certificates to (please print):
Name of Firm:
Authorized Signature(s):
Title:
Address:
Area Code and Telephone Number:

PLEASE SIGN HERE:
Signature of Owner	Signature of Owner
Taxpayer Identification Number	Taxpayer Identification Number
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY,
SIGN AND COMPLETE THE W-9 FORM
Ladies and Gentlemen:
     The undersigned hereby tenders to TTT Acquisition Corp., a wholly owned subsidiary of Terra Nova Royalty Corporation (“Terra Nova”) incorporated pursuant to the laws of Barbados (the “Merger Subsidiary”), the above-described class A common shares (the “Mass Shares”) of Mass Financial Corp., a company existing under the laws of Barbados (“Mass”), pursuant to the offer to exchange each outstanding Mass Share for (i) one (1) common share of Terra Nova and cash in lieu of any fractional shares subject to the conditions set forth in the prospectus dated October 7, 2010, (the “Prospectus”), and this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the “Offer”). Receipt of the Offer is hereby acknowledged. The Offer is being made pursuant to the Support and Merger Agreement, dated as of September 24, 2010, by and among Terra Nova, the Merger Subsidiary and Mass (the “Agreement”), The undersigned understands that Terra Nova and the Merger Subsidiary reserve the right to transfer or assign, in whole or from time to time in part, to one or more wholly owned subsidiaries, the right to purchase shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Terra Nova or the Merger Subsidiary of their obligations under the Offer and will not prejudice the rights of tendering shareholders to receive payment for Shares validly tendered and accepted for payment in the Offer.
TO BE EFFECTIVE, THIS LETTER OF TRANSMITTAL MUST BE PROPERLY COMPLETED, SIGNED AND DELIVERED TO THE EXCHANGE AGENT, TOGETHER WITH THE CERTIFICATES REPRESENTING YOUR MASS SHARES OR OTHER APPLICABLE DOCUMENTATION, AT THE ADDRESS ABOVE PRIOR TO THE EXPIRATION OF THIS OFFER.
     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as attorney in fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to present such shares and any applicable Mass Share certificates for cancellation of such shares. The undersigned hereby warrants that the undersigned has full authority to sell the shares tendered hereby and that Terra Nova or the Merger Subsidiary will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer.
     The undersigned recognizes that under certain circumstances set forth in the Agreement, Terra Nova or the Merger Subsidiary may not be required to purchase any of the Mass Shares tendered hereby. In that event, the undersigned understands that, in the case of shares evidenced by certificates, certificate(s) for any Mass Shares not purchased will be returned to the undersigned at the address indicated above. In the case of shares not evidenced by certificates and held in an investment account, the Exchange Agent will cancel the tender order and no shares will be withdrawn from the account.
     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

INSTRUCTIONS FOR COMPLETING LETTER OF TRANSMITTAL
Forming Part of the Terms and Conditions of the Offer
(Please read carefully the instructions below)
GENERAL CONDITIONS
     1. Signatures. The signature (or signatures, in the case of certificates for which a joint Letter of Transmittal is submitted) on the Letter of Transmittal should correspond exactly with the name(s) as written on the face of the certificate(s) unless the Mass common shares described on this Letter of Transmittal have been assigned by the registered holder(s), in which event this Letter of Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the transfer attached to or endorsed on the certificate(s). If this Letter of Transmittal is signed by a person other than the registered holder of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate share power(s), in either case signed by the registered holder(s) in the name(s) that appear on the certificate(s), and the signature(s) appearing on such endorsement(s) or share power(s) and on this Letter of Transmittal must be guaranteed by an eligible financial institution or broker who is a member/participant in a Medallion Program approved by the Securities Transfer Association, Inc. If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or by any others acting in a representative or fiduciary capacity, the person signing, unless he or she is the registered holder, must give such person’s full title in such capacity, and appropriate evidence of authority to act in such capacity must be forwarded to the Exchange Agent with this Letter of Transmittal. The certificate(s) may be surrendered by a firm acting as agent for the registered holder(s) if such firm is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or is a commercial bank or trust company in the United States.
     2. Description of Shares. Insert in the box on the Letter of Transmittal marked “Description of Common Shares Tendered” the certificate number(s) of the Mass Share certificate(s) that you are tendering herewith, the number of Mass Shares represented by each certificate and the name(s) and address(es) of the registered owners of such certificates. If the space provided is insufficient, attach a separate sheet listing this information. Book-Entry Shareholders must enter the number of Mass shares they are tendering in this Offer.
     3. Delivery of Letter of Transmittal and Mass Shares; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used and completed by shareholders of Mass if either (a) certificates representing Mass Shares are to be forwarded to the Exchange Agent herewith or, (b) unless an Agent’s Message (as defined below) is utilized, if delivery of shares of Mass Shares is to be made pursuant to the procedure for tenders by book-entry transfer set forth in the section entitled “The Offer—Procedure for Tendering Shares” in the Prospectus.
     For a shareholder to validly tender Mass Shares pursuant to the Offer, the shareholder must either (a) deliver to the Exchange Agent a properly completed and duly executed Letter of Transmittal or a duly executed copy thereof, together with any required signature guarantees and any other required documents, and the certificates representing the Mass Shares tendered, or (b) arrange for a book-entry transfer of such shares to be made to the Exchange Agent’s account at The Depository Trust Company (“DTC”) and receipt by the Exchange Agent of a confirmation of this transfer prior to 11:59 p.m., New York City Time, on November 8, 2010 (the “Expiration Time”), and the delivery of a properly completed and duly executed Letter of Transmittal or a duly executed copy thereof, and any other required documents, to the Exchange Agent prior to the Expiration Time, or (c) deliver to the Exchange Agent either (1) a properly completed and duly executed Letter of Transmittal or a duly executed copy thereof, together with any required signature guarantees or (2) an Agent’s Message, in each case with any other required documents, and must transfer the shares tendered pursuant to the procedures for book-entry transfer set forth herein and in the section of the Prospectus entitled “The Offer—Procedure for Tendering Shares”. A tender by book-entry transfer will be complete upon receipt by the Exchange Agent of a book-entry confirmation from DTC.
     In each case, the Exchange Agent must receive this Letter of Transmittal and the Mass Shares tendered (or, in the case of a book-entry transfer, this Letter of Transmittal or the Agent’s Message, and a book-entry confirmation, as described below) at one of its addresses set forth herein prior to the Expiration Time.
     If your certificate(s) representing Mass Shares are not immediately available or if you cannot deliver your certificate(s) representing Mass Shares to the Exchange Agent on or prior to the Expiration Time or for book-entry confirmation, you may make an effective tender to receive consideration for your Mass Shares by properly completing and duly executing the enclosed Notice of Guaranteed Delivery. Pursuant to this procedure, (i) the tender must be made by or through an eligible institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Time, and (iii) the certificate(s) evidencing all physically surrendered Mass Shares or book-entry confirmations, as the case may be, together with a properly completed and duly executed Letter of Transmittal or a duly executed copy thereof, together with any required signature guarantees, or an Agent’s Message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery. Please read the enclosed Notice of Guaranteed Delivery for more information.
     The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Mass Shares which are the subject of the book-entry confirmation, that the participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Terra Nova may enforce that agreement against the participant.
     No alternative, conditional or contingent tenders will be accepted and no fractional shares will be exchanged. By execution of this Letter of Transmittal or a duly executed copy thereof, all tendering shareholders waive any right to receive any notice of the acceptance of their shares for payment.
     4. Special Payment Instructions. If checks or certificates representing Terra Nova common shares (the “Terra Nova Common Shares”) are to be payable to the order of or registered in any name(s) other than exactly the name(s) that appear(s) on the certificate(s) representing Mass Shares being submitted herewith, the certificate(s) submitted herewith must be endorsed, or accompanied by appropriate signed share power(s), and the signature(s) appearing on such endorsement(s) or share power(s) and on this Letter of Transmittal must be guaranteed by an eligible financial institution or broker who is a member/participant in a Medallion Program approved by the Securities Transfer Association, Inc. Please also provide the information in the box marked “Special Payment Instructions.”
     5. Share Transfer Taxes. It will be a condition to the issuance of any check or certificate representing the Terra Nova Common Shares in any name(s) other than the name(s) in which the surrendered certificate(s) for Mass Shares is (are) registered that the person(s) requesting the issuance of such check or certificate representing Terra Nova Common Shares either pay to the Exchange Agent any transfer or other taxes required by reason of such issuance, or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable.
     6. Special Delivery Instructions. If checks or certificates representing Terra Nova Common Shares are to be delivered to someone other than the registered holder(s), or to the registered holder(s) at an address other than that appearing above, please insert the appropriate address in the space provided in the box marked “Special Delivery Instructions.”
     7. Lost Certificate. If your certificate(s) representing Mass Shares has (have) been lost, stolen or destroyed, you should immediately contact Mass Financial Corp.’s Transfer Agent Computershare Investor Services at 1-XXX-XXX-XXXX before submitting this Letter of Transmittal. You may be required to post a bond to secure against the risk that the Share Certificates may be subsequently re-circulated. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.
     8. Determination of Questions. All questions with respect to this Letter of Transmittal made by holders of Mass Shares (including, without limitation, questions relating to the time limits or effectiveness of revocation of any Letter of Transmittal and questions relating to computations as to prorations and allocations) will be determined by Terra Nova, the Merger Subsidiary and/or the Exchange Agent, whose determination shall be conclusive and binding. Terra Nova and the Merger Subsidiary shall have the absolute right to reject any and all Letters of Transmittal not in proper form or to waive any irregularities in any such form, although they do not represent that they will do so. Terra Nova, the Merger Subsidiary and/or the Exchange Agent may, but are not required to, take reasonable action to inform holders of Mass Shares of any defects and may take reasonable action to assist such holders to correct any such defects; however, neither Terra Nova, the Merger Subsidiary nor the Exchange Agent is under any obligation to notify a holder of Mass Shares of any defect in a Letter of Transmittal.
     9. Important Tax Information. Each United States Mass shareholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number on a Substitute Form W-9 and to indicate that the Mass shareholder is not subject to backup withholding.

SUBSTITUTE Form W-9 Department of the Treasury, Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 1 — TAXPAYER IDENTIFICATION NO. — FOR ALL ACCOUNTS ENTER YOUR TAXPAYER IDENTIFICATION NUMBER IN THE APPROPRIATE BOX. FOR MOST INDIVIDUALS AND SOLE PROPRIETORS, THIS IS YOUR SOCIAL SECURITY NUMBER. FOR OTHER ENTITIES, IT IS YOUR EMPLOYER IDENTIFICATION NUMBER. IF YOU DO NOT HAVE A NUMBER, SEE “OBTAINING A NUMBER” IN THE ENCLOSED GUIDELINES.	Social Security Number OR Employer Identification Number

(See Instruction B(8)) Please fill in your name and address below	Part 2 — Certification — For Payees Exempt from Backup Withholding (see enclosed Guidelines)	Part 3 —
Awaiting TIN ☐
Under Penalties of Perjury, I certify that:
Name
Business name, if different from above	(1) The number shown on this form is my current Taxpayer Identification Number (or I am waiting for a number to be issued to me); and
Check appropriate box:

☐ Individual/Sole proprietor	(2) I am not subject to backup withholding because:
☐ Corporation
☐ Partnership
(a)  I am exempt from backup withholding;

(b)  I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or

☐ Limited liability company. Enter tax classification (D = disregarded entity, C = Corporation, P = Partnership) ☐ Other

Address (number and street)	(c) the IRS has notified me that I am no longer subject to backup withholding; and

City, State and Zip Code	(3) I am a U.S. person (including U.S. resident alien).

Certification Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding. For real estate transactions, item (2) does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the enclosed Guidelines)

Signature	Date
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE WITHHOLDING RATE OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW INSTRUCTION B(8) FOR ADDITIONAL INFORMATION AND THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to you by the time of payment, you are required to withhold the applicable withholding rate of all reportable payments thereafter made to me until I provide a number.

Signature	Date

This Letter of Transmittal and certificates for Mass Shares and any other required documents should be sent or delivered by each shareholder or such shareholder’s broker, dealer, commercial bank, trust company or other nominee to the Exchange Agent at one of its addresses or to the facsimile number set forth below.
BNY Mellon Shareowner Services

By Mail	By Hand or Courier:
BNY Mellon Shareowner Services Attention: Corporate Action P.O. Box 3301 South Hackensack, New Jersey 07606	BNY Mellon Shareowner Services Attn: Corporate Action 27th Floor, 480 Washington Boulevard Jersey City, New Jersey 07310
By Facsimile (For Eligible Institutions Only)
(201) 680-4626
To Confirm Facsimile Transmissions:
(For Eligible Institutions Only)
(201) 680-4860
Questions or requests for assistance may be directed to the Information Agent at the address and telephone number listed below. Additional copies of the Support Agreement, the Prospectus, this Letter of Transmittal, and other Offer materials may be obtained from the Information Agent. A shareholder may also contact brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.
The Information Agent for the Offer is:
Georgeson Inc.
199 Water Street, 26th Floor
New York, New York, 10038
Toll-free: (800) 561-2871
Banks and Brokerage Firms, call collect: (212) 440-9800

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER — Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the SOCIALSECURITY number of —

1.	An individual’s account	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Husband and wife (joint account)	The actual owner of the account or, if joint funds, the first individual on the account(1)

4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

5.	Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)

6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)

7.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

8.	Sole proprietorship or single-member limited liability company (“LLC”) that is disregarded as separate from its member	The owner (4)

9.	A valid trust, estate or pension trust	The legal entity (5)

10.	Corporation or LLC electing corporate status on IRS Form 8832	The corporation or LLC

11.	Religious, charitable, or educational organization	The organization

12.	Partnership or multiple member LLC	The partnership or LLC

13.	Association, club, or other tax-exempt organization	The organization

14.	A broker or registered nominee	The broker or nominee

15.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.

(4)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).

(5)	List first and circle the name of the legal entity, either a trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.
NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number
If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. In this case, check the box marked “Awaiting TIN” in Part 3, sign and date the “Certificate of Awaiting Taxpayer Identification Number,” and return the form to the payer. If you do not timely provide a taxpayer identification number, a portion of all reportable payments made to you will be withheld.
Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.
Payees specifically exempted from backup withholding include:
•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States, a state thereof, the District of Columbia or a possession of the United States, or a political subdivision or agency or instrumentality of any the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government or any political subdivision, agency or instrumentality thereof.
Payees that may be exempt from backup withholding include:
•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Colombia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or a non-exempt trust described in a Section 4947.
Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.
Payments of interest not generally subject to backup withholding include the following:
•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.
Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 3 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. If you are a foreign person, you must submit an appropriate IRS Form W-8BEN signed under penalty of perjury attesting to foreign status.
Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041,6041A, 6045, 6050A and 6050N.
Privacy Act Notice.—Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
Penalties
(1) Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers.—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

Notice of Guaranteed Delivery
of
Common Shares of
MASS FINANCIAL CORP.
Pursuant to the Letter of Transmittal
     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used by shareholders of Mass Financial Corp. (“Mass”) to guarantee delivery of Mass’s common shares if (i) certificates for such Mass common shares are not immediately available and time will not permit your share certificates and other required documents to be delivered to BNY Mellon Shareowner Services (the “Exchange Agent”) on or before 11:59 p.m., New York City time, on November 8, 2010, 2010 (the “Expiration Time”), or (ii) the procedures for delivery by book-entry transfer cannot be completed by the Expiration Time.
     This Notice of Guaranteed Delivery, properly completed and duly executed, may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent.
BNY Mellon Shareowner Services

By Mail	By Hand or Courier:
BNY Mellon Shareowner Services	BNY Mellon Shareowner Services
Attention: Corporate Action	Attn: Corporate Action
P.O. Box 3301	27th Floor, 480 Washington Boulevard
South Hackensack, New Jersey 07606	Jersey City, New Jersey 07310
By Facsimile (For Eligible Institutions Only)

(201) 680-4626
To Confirm Facsimile Transmissions:
(For Eligible Institutions Only)

(201) 680-4860
     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN “ELIGIBLE INSTITUTION” UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.
Ladies and Gentlemen:
     The undersigned hereby surrenders to the Exchange Agent, upon the terms and subject to the conditions set forth in the Letter of Transmittal and related instructions, receipt of which is hereby acknowledged, the number of Mass common shares specified below pursuant to the guaranteed delivery procedure set forth below.

Certificate Number(s)(if available):

Number of shares:

☐	Check here if Mass common shares will be delivered by book-entry transfer and provide the information below.
The Depositary Trust Company

DTC Account Number:

Transaction Code Number:

Date:

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
PLEASE SIGN AND COMPLETE

X

X

Signature(s) of Owner(s) or Authorized Signatory	Date

Area Code and Telephone Number:
     Must be signed by the owners(s) of the Mass common shares as their name(s) appear(s) on certificates for Mass common shares, or by person(s) authorized to become registered owner(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and, unless waived by the Exchange Agent, provide proper evidence satisfactory to the Exchange Agent of such person’s authority to so act.
Please print name(s) and address(es)

Name(s):

Capacity:

Address(es):

GUARANTEED DELIVERY PROCEDURE
     In order to receive common shares of Terra Nova in this offer, the Exchange Agent must receive a properly completed Letter of Transmittal, accompanied by share certificates representing Mass common shares currently held by you (or a proper guarantee of delivery, as described below), no later than the Expiration Time. Persons whose share certificates are not immediately available also may receive common shares of Terra Nova by completing the Letter of Transmittal and submitting it to the Exchange Agent by the Expiration Time, and by having this Notice of Guaranteed Delivery properly completed and duly executed by a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (subject to the condition that the share certificates, the delivery of which is hereby guaranteed, are in fact delivered to the Exchange Agent no later than 5:00 p.m., Eastern time, on the third New York Stock Exchange trading day after the date of execution of the Notice of Guaranteed Delivery (the “Guaranteed Delivery Deadline”)).

GUARANTEE OF DELIVERY
(Not to be used for signature guarantees)
     The undersigned, a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an “eligible guarantor institution” (each of the foregoing being referred to as an “Eligible Institution”), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the shares surrendered hereby, in proper form for transfer, or confirmation of the book-entry transfer of such shares to the Exchange Agent’s account at The Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in this Notice of Guaranteed Delivery, in either case together with one or more properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.
     The undersigned acknowledges that it must deliver the Letter of Transmittal (or facsimile thereof) and the certificates representing Mass common shares surrendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

Name of Firm	Authorized Signature

Address	Name:

(Please Print)

(Include Zip Code)	Title:

Area Code and Telephone Number:	Date:

NOTE: DO NOT SEND SHARE CERTIFICATES FOR MASS SHARES WITH THIS FORM. SHARE CERTIFICATES FOR MASS SHARES SHOULD BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.